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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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
Two Portland Square, Portland, Maine 04101                 Fund Literature:         (800) 290-9826
Adviser Information:    (800) 730-2932                     Account Information:     (800) 344-8332
General Information:    (207) 879-8903                     Fax:                     (207) 879-6206

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 SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. - PORTFOLIO INVESTMENT ADVISER
              SCHRODER FUND ADVISORS INC. - ADMINISTRATOR & DISTRIBUTOR

This Prospectus offers Advisor Shares of Schroder International Smaller Companies Fund (the "Fund"), a separately managed, diversified portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end, management, investment company currently consisting of seven separate portfolios, each of which has different investment objectives and policies. The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the United States. There can be no assurance that the Fund will achieve its investment objective.

THE FUND CURRENTLY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY HOLDING, AS ITS ONLY INVESTMENT SECURITIES, AN INTEREST IN SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO (THE "PORTFOLIO"), A SEPARATE PORTFOLIO OF SCHRODER CAPITAL FUNDS ("CORE TRUST"), A REGISTERED, OPEN-END, MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. ACCORDINGLY, THE FUND'S INVESTMENT EXPERIENCE WILL CORRESPOND DIRECTLY WITH THE PORTFOLIO'S INVESTMENT EXPERIENCE. SEE "OTHER INFORMATION -- FUND STRUCTURE." THE PORTFOLIO SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING, UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF COMPANIES DOMICILED OUTSIDE THE U.S. THAT, AT THE TIME OF PURCHASE, HAVE MARKET CAPITALIZATIONS OF $1.5 BILLION OR LESS. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS IN ADDITION TO THE RISKS ASSOCIATED WITH INVESTMENTS IN GENERAL AND INVESTMENTS IN SMALLER CAPITALIZATION COMPANIES INVOLVE GREATER RISKS THAN THOSE ASSOCIATED WITH INVESTMENTS IN LARGER CAPITALIZATION COMPANIES.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI") dated November 1, 1996, and as amended from time to time, containing additional information about the Fund, the Trust and Core Trust has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling the Fund at the address and telephone numbers printed above.

     This Prospectus should be read and retained for information about the Fund.

THE SHARES OFFERED HEREBY ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, OR ANY FEDERAL AGENCY.

ANY INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated November 1, 1996.

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PROSPECTUS SUMMARY

THE FUND. The Fund is a separately managed, diversified portfolio of the Trust, a Delaware business trust registered as an open-end, management, investment company under the Investment Company Act of 1940 (the "Act"). The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the U.S. Currently, the Fund seeks to achieve its investment objective by investing all of its investable assets in Schroder International Smaller Companies Portfolio (the "Portfolio"), a series of Core Trust, itself a registered, open-end, management investment company. The Portfolio has the same investment objective and substantially similar investment policies as the Fund. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. The Fund currently offers two separate classes of shares: Advisor Shares and Investor Shares. Only Advisor Shares are offered through this Prospectus and are sometimes referred to as the "Shares."

INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("Schroder Capital" or the "Adviser"), 787 Seventh Avenue, New York, New York 10019. The investment advisory fee paid to Schroder Capital by the Portfolio is borne indirectly by the Fund. See "Management of the Fund -- Investment Adviser and Portfolio Manager." Prior to November 1, 1996, the Fund had no operating history. The historical performance of the Adviser's commingled investment fund for tax-exempt pension and profit sharing trusts which has substantially similar policies, strategies and risks, managed by Schroder Capital, the portfolio manager of the Portfolio, is presented in Appendix A.

ADMINISTRATOR AND DISTRIBUTOR. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund and Forum Financial Services, Inc. ("Forum") serves as the Fund's sub-administrator.

PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire or through an investor's broker-dealer or other financial institution. The minimum initial investment is $25,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,000. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund declares annually and pays as a dividend substantially all of its net investment income and realized net short-term capitalization, and at least annually distributes any net realized long-term capital gains and gains from foreign currency transactions. Dividends and capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless the shareholder has notified the Fund in an Account Application or otherwise in writing of the shareholder's election to receive dividends or other distributions in cash. See "Dividends, Other Distributions and Taxes."

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RISK CONSIDERATIONS. There can be no assurance that the Portfolio will achieve its investment objective. The Fund's net asset value and total return will fluctuate based upon changes in the value of the securities in which the Portfolio invests so that upon redemption, an investment in the Fund may be worth more or less than its original value. The Portfolio's policy of investing in the securities of foreign issuers entails certain risks in addition to those normally associated with investments in the securities of U.S. issuers, including risks of foreign political and economic instability, adverse movements in exchange rates, and the imposition or tightening of limitations on the repatriation of capital. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies. Accordingly, the Fund is not a complete investment program. See "Additional Investment Policies and Risk Considerations." By investing solely in the Portfolio, the Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment could also have potential adverse effects on the Fund. Investors in the Fund should consider these risks, as described under "Other Information - Fund Structure."

FEE TABLE

    The table below is intended to assist investors in understanding the expenses that an investor in Advisor Shares would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares.

Annual Fund Operating Expenses (as a percentage of average net assets)
    Management Fees(1) . . . . . . . . . . . . . . . . . . . . . . . . .  1.00%
    12b-1 Fees(2). . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.00%
    Other Expenses(3). . . . . . . . . . . . . . . . . . . . . . . . . .  0.75%
                                                                          -----
    Total Fund Operating Expenses (after reimbursements)(4). . . . . . .  1.75%

    (1) Management Fees includes the investment advisory fee of 0.75% payable to Schroder Capital and administrative fees of 0.25% payable to Schroder Advisors. As long as the Fund's assets are invested in the Portfolio, the Fund pays no advisory fees directly. See "Management of the Fund". For its services with respect to the Portfolio, the Investment Advisory Agreement between Schroder Capital and the Trust provides that Schroder Capital will receive a monthly advisory fee at the annual rate of 0.85% of the Portfolio's average daily net assets. Schroder Capital has agreed, however, to limit its fee to an annual rate of 0.75% of the Portfolio's average daily net assets. Such partail fee waiver shall remain in effect until its elimination is approved by the Core Trust Board.

    (2) Long-term holders of Advisor Shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front end sales charge permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

    (3) The amount of Other Expenses is an estimate of expenses relating to Advisor Shares for the Fund's first fiscal year assuming that net assets of the Fund are at least $50 million.

    (4) Total Fund Operating Expenses include the Fund's pro rata portion of all operating expenses of the Portfolio. The Fund estimates that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in portfolio securities.

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Schroder Capital and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund to the extent that the Fund's total expenses relating to Advisor Shares exceed 1.75% of the Fund's average net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management -- Other Expenses."

EXAMPLE

Based on the expenses listed above, you would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) reinvestment of all dividends and other distributions:

                  1   year . . . . . . . . . . . . . . . .   $18
                  3  years . . . . . . . . . . . . . . . .   $55
                  5   year . . . . . . . . . . . . . . . .   $95
                 10  years . . . . . . . . . . . . . . . .  $206

The 5% annual return is not a prediction of the Fund's return, but is required by the SEC for purposes of these calculations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS, AND ACTUAL EXPENSES OR RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.


INVESTMENT OBJECTIVE AND POLICIES

The Fund is designed for United States investors who seek capital appreciation and international diversification of their investments by participating in foreign securities markets. The Fund is not a complete investment program. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies and investments in the securities of foreign issuers generally involve risks in addition to risks associated with investments in the securities of U.S. issuers.

INVESTMENT OBJECTIVE AND THE PORTFOLIO

The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the United States. There can be no assurance that the Fund will achieve its investment objective.

The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar investment policies. Therefore, although the following discusses the investment policies of the Portfolio (and the responsibilities of Core Trust's Board of Trustees), it applies equally to the Fund (and the Trust's Board). Additional information concerning the investment policies of the Fund and the Portfolio is contained below and in the Statement of Additional Information ("SAI").

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INVESTMENT POLICIES

The Portfolio normally invests at least 65% of its total assets in equity securities of companies domiciled outside the U.S. that have market capitalizations under $1.5 billion at the time of investment. Investments by the Portfolio are selected by Schroder Capital on the basis of their potential for capital appreciation without regard for current income. Schroder Capital will consider the following factors in determining the potential for capital appreciation: (i) issuers' potential for long-term growth; (ii) issuers' financial conditions; (iii) valuation; (iv) issuers' sensitivity to cyclical factors; and (v) whether issuers' management holds a significant equity position in the issuer.

The Portfolio may purchase preferred stock and convertible securities, including warrants and convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts, Global Depository Receipts or other similar securities of foreign issuers. Depository receipts typically are receipts issued by a financial institution or trust company evidencing ownership of underlying securities. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash and time deposits in foreign banks denominated in any major foreign currency. See "Additional Investment Policies and Risk Considerations" in the Prospectus and "Investment Policies" in the SAI for further information about all these types of investments.

Countries in which the Portfolio may invest include, but are not limited to, Japan, Germany, the United Kingdom, France, Italy, Belgium, Austria, Finland, Ireland, New Zealand, Switzerland, the Netherlands, Hong Kong, Singapore, Malaysia, Australia, Sweden, Norway, Denmark and Spain. The Portfolio has a non-fundamental policy to invest in the securities of foreign issuers domiciled in at least three foreign countries. In general, the Portfolio will invest only in securities of companies and governments in countries that Schroder Capital, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers located in one country, the Portfolio may be susceptible to factors adversely affecting that country. See "Additional Investment Policies and Risk Considerations."

In selecting securities denominated in foreign currencies, Schroder Capital will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Portfolio of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Portfolio may also enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. See "Additional Investment Policies and Risk Considerations" below.

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

INVESTMENT RESTRICTIONS

The investment objective and all investment policies of the Fund and the Portfolio that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund or the Portfolio ("shares"), as applicable. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Unless otherwise indicated, all investment policies of the Fund are not fundamental and may be changed by the Trust Board without approval of the shareholders of the Fund. Likewise, non-fundamental investment policies of the Portfolio may be changed by the Core Trust Board without approval of the Portfolio's interest holders. For more information concerning shareholder / interestholder voting, see "Other Information -- Capitalization and Voting" and "Other Information -- Fund Structure."

INVESTMENT TYPES

COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in a company and not a creditor of the company, as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by the Portfolio may be traded in the over-the-counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.


The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if more than 2% of its net assets would be invested in warrants

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that are not listed on the New York Stock Exchange or the American Stock
Exchange. These limitations notwithstanding, the Portfolio shall not be prohibited from receiving warrants obtained involuntarily through corporate actions of foreign issuers in connection with stock of such issuers held by the Portfolio.

REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller - a U.S. bank or recognized broker-dealer - sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio 's cost plus interest within a specified period (normally one day). In these transactions, the values of the underlying securities purchased by the Portfolio are monitored at all times by Schroder Capital to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement, and the Portfolio 's custodian bank holds the securities until they are repurchased. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risks, Schroder Capital reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

ILLIQUID AND RESTRICTED SECURITIES. As a non-fundamental policy, the Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the "in the money" portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended. If Schroder Capital determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies - Illiquid and Restricted Securities" in the SAI for further information.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions, if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio 's total assets. By so doing, the Portfolio attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

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The Portfolio may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained as collateral by the Portfolio in a segregated account. Any securities that the Portfolio may receive as collateral will not become a part of its portfolio at the time of the loan, and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time that the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees.

OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments". In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the portfolio's securities, and thus protect the Fund's net asset value per share against downward market trends, or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of Schroder Capital to correctly predict the direction of stock prices, interests rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

SHORT SALES AGAINST-THE-BOX. The Portfolio may not sell securities short except in "short sales against-the-box". For Federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box" and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. Such short sales are subject to the limits described under "Fundamental Restrictions" above. See "Short Sales Against-the-Box" in the SAI for further details.

DEPOSITORY RECEIPTS. The Portfolio may invest in certain issuers exclusively or primarily through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs") or other similar securities, such as European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs") or through investment in government-approved investment companies or other vehicles. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities, into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. EDRs, GDRs and IDRs are similar to ADRs and are designed for use in foreign markets.

FOREIGN EXCHANGE CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

The Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder Capital fails to predict currency values correctly.

The Portfolio will be required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income will be received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Portfolio will have lost an investment opportunity. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

DEBT SECURITIES. The Portfolio may also invest in debt obligations of the United States and its subdivisions, foreign governments, international organizations and foreign corporations. The Portfolio may from time to time invest up to 5% of its total assets in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. The value of debt securities generally varies inversely with interest rate changes. See "Additional Investment Policies and Risk Considerations."

RISK CONSIDERATIONS

FOREIGN INVESTMENTS. All investments, domestic and foreign, involve certain risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. In general, the Portfolio will invest only in securities of companies and governments in countries that Schroder Capital, in its judgment, considers both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital and changes in foreign governmental attitudes towards private investment possibly leading to nationalization, increased taxation or confiscation of Portfolio assets. To the extent the Portfolio invests substantially in issuers located in one country or area, such investments may be subject to greater risk in the event of political or social instability or adverse economic developments affecting that country or area.

Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio, and thus available for distribution to the Fund's shareholders; (ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iv) foreign securities often trade less frequently and with less volume than U.S. securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline in the value of currencies in which the Portfolio's investments are denominated against the U.S. dollar will result in a corresponding decline in the U.S. dollar value of its assets.

SMALLER COMPANIES. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, consequently, generally has a disproportionate effect on their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Investments in small, unseasoned issuers generally involve greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel which have not been thoroughly tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities, which the Portfolio may purchase when they are offered to the public for the first time, may have a limited trading market, which may adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. See "Investment Policies" above. To the extent it invests in issuers located in one country, the Portfolio is susceptible to factors adversely affecting that country. In particular, these factors may include the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable portfolio having a lesser degree of geographic concentration.

PORTFOLIO TURNOVER. Although the Portfolio does not currently intend to do so, it may in the future engage in short-term trading, but its portfolio turnover rate is not expected to exceed 100%.

MANAGEMENT OF THE FUND

BOARDS OF TRUSTEES

The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Core Trust Board. The Trustees of both Trust and Core Trust (collectively the "Trusts") are Peter E. Guernsey, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. Additional information regarding the Trustees and the respective executive officers of the Trusts may be found in the SAI under the heading "Management -- Trustees and Officers." The Board and the Core Trust Board have separately adopted written procedures reasonably appropriate to deal with potential conflicts of interest.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The Fund currently invests all of its investment assets in the Portfolio. Schroder Capital serves as investment adviser to the Portfolio. Schroder Capital manages the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises and administers the Portfolio's investments. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services provided to the Portfolio, Schroder Capital receives a monthly advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. The Fund indirectly bears Schroder Capital's advisory fees through its investment in the Portfolio. The Investment Advisory Agreement between Schroder Capital and the Trust provides that Schroder Capital may receive a monthly advisory fee at the annual rate of 0.85% of the Portfolio's average daily net assets. Schroder Capital has agreed, however, to limit its fee to an annual rate of 0.75% of such assets. Such partial fee waiver shall remain in effect until its elimination is approved by the Core Trust Board.

Schroder Capital is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. subsidiary of Schroders plc, a publicly owned company organized under the laws of England. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries world-wide. The Schroder Group specializes in providing investment management services with assets under management, as of June 30, 1996, in excess of $130 billion.

As of the date of this Prospectus, Schroder Capital has been investing in international small companies as a specialist area for over 20 years and has 14 analysts dedicated to following small company stock. Schroders' analysts maintain contact with over 1,500 small companies in a typical year and conduct over 900 exclusive on-site company visits.

Laura Luckyn-Malone, a Trustee and President of the Trusts, with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Luckyn-Malone has been a Managing Director of Schroder Capital since October 1995 and has been a Senior Vice President and Director of Schroder Capital since 1990.

The Fund began pursuing its investment objective through investment in the Portfolio upon commencement of operations. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information -- Fund Structure." Accordingly, the Trust has retained Schroder Capital as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. Schroder Capital does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. If the Fund resumes directly investing in portfolio securities, it will pay Schroder Capital a monthly advisory fee equal on an annual basis to 0.75% of the Fund's average daily net assets. The investment advisory contract between Schroder Capital and the Trust with respect to the Fund is the same in all material respects as Core Trust's Investment Advisory Contract with respect to the portfolios, except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the contract.

ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an administrative services agreement with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. Schroder Advisors is a wholly-owned subsidiary of Schroder Capital. On behalf of the Fund, the Trust has also entered into an administrative services agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the administrative services provided to the Fund by Schroder Capital. For these services, the Fund pays Schroder Advisors a monthly fee at an annual rate of 0.10% of the Fund's average daily net assets and pays Forum a monthly fee of 0.075% of the Fund's average daily net assets.

Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at an annual rate of 0.15% and pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds. Under a distribution plan, pursuant to Rule 12b-1 under the Act (the "Distribution Plan") adopted by the Trust on behalf of the Fund, which is in the form of a reimbursement plan, the Trust each month may potentially reimburse Schroder Advisors, as distributor, for costs and expenses incurred in connection with the distribution of Advisor Shares. Such reimbursement is subject to a limit on an annual basis to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The Fund will not make any payments under the Distribution Plan with respect to Advisor Shares until the Board so authorizes.

Payment or reimbursement under the Distribution Plan may be for various types of costs, including: (1) advertising expenses, (2) costs of printing prospectuses and other materials to be given or sent to prospective investors, (3) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (4) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (5) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to Service Organizations under the Distribution Plan are calculated by reference to the average daily net assets of Advisor Shares held by shareholders who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the per annum limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a distribution plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

EXPENSES

Schroder Capital and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund. This undertaking is designed to place a maximum limit on total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares of 1.75% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum agrees to waive, up to 0.025%, a pro rata portion of its fees at the Fund level to the extent necessary to keep the total expense ratio for the Schroder International Smaller Companies Fund - Advisor Shares, including indirect expenses borne by the Fund as a result of investing in the Core Portfolio, at or below 1.75% of average daily net assets in the Fund.

PORTFOLIO TRANSACTIONS

Schroder Capital places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by Schroder Capital in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when Schroder Capital believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, Schroder Capital may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder Capital, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between Schroder Capital and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Core Trust Board designed to ensure that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive such brokerage in recognition of research services.

Consistent with the Rules of the Association of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Core Trust Board may determine, Schroder Capital may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These are arrangements whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels. These arrangements might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). As anticipated, these arrangements would not materially increase the brokerage commissions paid by the Portfolio.

CODE OF ETHICS

The Trust, Core Trust, Schroder Capital, Schroder Advisors, and Schroders Incorporated have adopted codes of ethics that contain a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent ("Transfer Agent"). See "Other Information -- Shareholder Inquiries." Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Such Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $25,000, except that the minimum initial investment for an IRA is $2,000. The minimum subsequent investment is $2,000. Schroder Capital reserves the right to waive the minimum initial investment at its discretion. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

Initial and subsequent purchases may be made by mailing a check (in U.S. dollars), payable to "Schroder International Smaller Companies Fund - Advisor Shares", to:

         Schroder International Smaller Companies Fund
         P.O. Box 446
         Portland, Maine 04112

For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

         Chase Manhattan Bank
         New York, NY
         ABA No.: 021000021
         For Credit To: Forum Financial Corp.
         Acct. No.: 910-2-718187
         Ref.: Schroder International Smaller Companies Fund - Advisor Shares Account of: (shareholder name)
         Account Number: (shareholder account number)

The wire order must specify the name of the Fund, the Advisor Shares class, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

For each shareholder of record, the Transfer Agent, as the shareholder's agent, establishes an open account to which all Shares purchased are credited, together with any dividends and other distributions that are reinvested in additional Shares. Although most shareholders elect not to receive Share certificates, certificates for full Shares can be obtained by specific written request to the Transfer Agent. No certificates are issued for fractional Shares.

The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and capital gains will be reinvested. In addition, the amount of any outstanding checks for dividends and capital gains that have been returned to the Transfer Agent will be reinvested and such checks will be canceled.

RETIREMENT PLANS

Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals who receive compensation or earned income and their spouses, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

REDEMPTION OF SHARES

Shares of the Fund are redeemed at their next determined net asset value following receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. See "Net Asset Value." Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each day Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern
Time) on a Fund Business Day will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the Account Information telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, the shareholder account number and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that such instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of Shares, the dollar amount or number of Shares to be redeemed and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the Account Information telephone number appearing on the cover of this Prospectus.

If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates, or an assignment separate from the certificates (but accompanied by the certificates), must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash, in conformity with applicable rules of the SEC. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information -- Redemption in Kind" in the SAI.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account fell below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

Generally, securities held by the Portfolio that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Core Trust Board.

Trading in securities on European and Far Eastern exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Core Trust Board.

All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

THE FUND

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies ("RIC"). By complying therewith, the Fund will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of its share of the Portfolio's net investment income, net short-term capital gain and gain from certain foreign currency transactions) and net long-term capital gain that is distributed to its shareholders. The Fund intends to distribute substantially all of its net investment income and its net realized long-term capital gain at least annually and, therefore, intends not to be subject to Federal income tax.

If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund makes such an election its shareholders would include as gross income in their Federal income tax returns both distributions received from the Fund and the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from, dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income. The Fund intends to declare annually and pay as a dividend substantially all of its net investment income and net short-term capital gain and to distribute annually any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net realized gains from foreign currency transactions. The Fund also may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain. Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application, or otherwise in writing, to receive distributions in cash.

After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of any 12b-1 fees and other compensation payable to Service Organizations for distribution and shareholder servicing for the Advisor Shares.

Dividends from the Fund's taxable income generally will be taxable to its shareholders as ordinary income whether they are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain designated by the Fund as such will be taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the Shares and whether they are invested in additional Shares or received in cash. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

As of the date of this Prospectus, and subject to changes in the tax law, a redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisors as to the tax consequences of ownership of Shares in their particular circumstances.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information.

THE PORTFOLIO

The Portfolio will not be required to pay Federal income tax on its net investment income and capital foreign currency gains because it is classified as a partnership for Federal income tax purposes. All interest, dividends and gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to its holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a RIC. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income or other taxes, which will reduce the yield on its securities.

OTHER INFORMATION

CAPITALIZATION AND VOTING

The Trust was organized as a Maryland corporation ("Schroder Capital Funds, Inc.") on July 30, 1969 and on January 9, 1996 was reorganized as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of seven separate portfolios, each of which has separate investment objectives and policies. The Fund currently consists of two classes of Shares.

Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ. Shares are fully paid and non-assessable, and shareholders have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). On matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests, of the Fund or the class of shares they hold, except as otherwise required by applicable law.

There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee, and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

The Trust sends to each shareholder of the Fund a semi-annual report and an audited annual report.

PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of its total return in advertisements or reports to shareholders or prospective investors. Total return is calculated separately for each class of the Fund. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a class of Shares over a period of 1, 5 and 10 years or over the life of the Fund, if shorter. Total return quotations assume that all dividends and other distributions are reinvested when paid.

Performance information for the Fund may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, other general economic indicators, or the prior performance of the Adviser (SEE Appendix A). Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Fund represents only past performance and does not necessarily indicate future results. Performance information should be considered in light of the Fund's investment objective and policies, and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

Inquiries about the Fund, including its past performance, should be directed to:

         Schroder International Smaller Companies Fund
         P.O. Box 446
         Portland, Maine 04112

Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

CERTAIN SERVICE ORGANIZATIONS

The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

CLASSES OF SHARES. The Fund has two classes of shares, Advisor Shares and Investor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Investor Shares incur less expenses than Advisor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in September 1995. Core Trust is registered under the Act as an open-end management investment company and currently has four separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust.

The investment objective and fundamental investment policies of the Fund and the Portfolio can be changed only with shareholder or interestholder approval, respectively. See "Investment Objective and Policies," and "Management of the Fund" for a complete description of the Portfolio's investment objective, policies, restrictions, management, and expenses.

The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of November 1, 1996, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

The Portfolio normally will not hold meetings of investors except as required by the Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Core Trust by calling Forum Financial Corp. at (207) 879-8903.

Under the federal securities laws, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Core Trust, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other future publicly offered investors in the Portfolio. In addition, under the federal securities laws, Core Trust could be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Core Trust, including the Fund. Under the Trust Instrument for Core Trust, each investor in the Portfolio, including the Trust, will indemnify Core Trust and its Trustees and officers ("Core Trust Indemnitees") against certain claims.

Indemnified claims are those brought against Core Trust Indemnitees but based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials, except to the extent such claim is based on a misstatement or omission of a material fact relating to information about Core Trust in the investor's registration statement or proxy materials that was supplied to the investor by Core Trust. Similarly, Core Trust will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Core Trust that is supplied to the investor by Core Trust. In addition, each registered investment company investor in the Portfolio will indemnify each Core Trust Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Core Trust to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Core Trust, its liability is similarly limited to information about and supplied by it.

CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by Schroder Capital, the Fund's investment adviser and subadviser, respectively, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Schroder Capital to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

Each Investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations, the occurrence of which Schroder Capital considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

APPENDIX A
PRIOR PERFORMANCE OF THE ADVISER

The following table sets forth the Adviser's composite performance data relating to the historical performance of a commingled investment fund for tax-exempt pension and profit sharing trusts which is managed by the Adviser and is the only account managed by the Adviser with investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The commingled fund commenced operations in May, 1989, and as of September 30, 1996, had total net assets of approximately $980 million. THE DATA IS PROVIDED TO ILLUSTRATE THE PAST PERFORMANCE OF THE ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AS MEASURED AGAINST SPECIFIED MARKET INDICES AND DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO. INVESTORS SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE PORTFOLIO, THE FUND OR THE ADVISER.

The Adviser's composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), respectively applied to all time periods. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns do not reflect the deduction of investment advisory fees, custody fees, brokerage commissions and execution costs paid by the account, without provision for federal or state taxes. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns combine the accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighting each account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by linking the monthly and quarterly returns, respectively, in accordance with AIMR standards.

The commingled investment fund that is included in the Adviser's composite is not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or the Internal Revenue Code. The performance results for the Adviser's composite could have been adversely affected if the commingled investment fund had been subject to such regulation.

The investment results of the commingled investment fund are audited annually. Presenting the performance of such fund here is not intended to predict or suggest the returns that might be experienced by the Portfolio, the Fund or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

ANNUAL RATES OF RETURN


                                                                                       5/31/89 -
                              1996      1995    1994    1993    1992    1991    1990    12/31/89
                             --------  ------  ------  ------  ------  ------  ------  ---------

Adviser's Composite          13.15%    6.2%    4.4%    30.0%   -9.3%   8.4%    -2.3%   36.8%

Salomon Brothers
Extended Market Index (1)    6.47%     4.8%    9.4%    30.7%   -15.3%  6.5%    -22.6%  24.9%


(1) The Salomon Brothers Extended Market Index ("EMI") is the portion of the Salomon Brothers Broad Market Index ("BMI") related to companies with small market capitalization in approximately 22 countries. Only issues that non-local investors may purchase are included. In establishing the EMI, Salomon Brothers ranks all companies in the BMI (i.e., companies with available market capital greater than U.S. $100 million) within each country by their total (unadjusted) market capital. The EMI represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

SUB-ADMINISTRATOR
Forum Financial Services, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

INDEPENDENT ACCOUNTANTS
Cooper & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents

PROSPECTUS SUMMARY. . . . . . . . . . . . . . . .
The Fund. . . . . . . . . . . . . . . . . . . . .
Investment Adviser. . . . . . . . . . . . . . . .
Administrator and Distributor . . . . . . . . . .
Purchases and Redemptions of Shares . . . . . . .
Dividends and Distributions . . . . . . . . . . .
Risk Considerations . . . . . . . . . . . . . . .
Fee Table . . . . . . . . . . . . . . . . . . . .
FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . .
INVESTMENT OBJECTIVE
 AND POLICIES . . . . . . . . . . . . . . . . . .
Investment Objective and the Portfolio. . . . . .
Investment Policies . . . . . . . . . . . . . . .
ADDITIONAL INVESTMENT POLICIES
 AND RISK CONSIDERATIONS. . . . . . . . . . . . .
Investment Restrictions . . . . . . . . . . . . .
Investment Types. . . . . . . . . . . . . . . . .
Risk Considerations . . . . . . . . . . . . . . .
MANAGEMENT OF THE FUND. . . . . . . . . . . . . .
Board of Trustees . . . . . . . . . . . . . . . .
Investment Adviser and Portfolio Manager. . . . .
Administrative Services . . . . . . . . . . . . .
Distribution Plan & Shareholder Services Plan . .
Expenses. . . . . . . . . . . . . . . . . . . . .
Portfolio Transactions
Code of Ethics. . . . . . . . . . . . . . . . . .
INVESTMENT IN THE FUND. . . . . . . . . . . . . .
Purchase of Shares. . . . . . . . . . . . . . . .
Retirement Plans. . . . . . . . . . . . . . . . .
Individual Retirement Accounts. . . . . . . . . .
Redemption of Shares. . . . . . . . . . . . . . .
Net Asset Value . . . . . . . . . . . . . . . . .
DIVIDENDS, OTHER DISTRIBUTIONS
 AND TAXES. . . . . . . . . . . . . . . . . . . .
The Fund. . . . . . . . . . . . . . . . . . . . .
The Portfolio . . . . . . . . . . . . . . . . . .
OTHER INFORMATION . . . . . . . . . . . . . . . .
Capitalization and Voting . . . . . . . . . . . .
Reports . . . . . . . . . . . . . . . . . . . . .
Performance Information . . . . . . . . . . . . .
Custodian and Transfer Agent. . . . . . . . . . .
Shareholder Inquires. . . . . . . . . . . . . . .
Certain Service Organization. . . . . . . . . . .
Fund Structure. . . . . . . . . . . . . . . . . .
APPENDIX A -
Prior Performance of the Adviser. . . . . . . . .